                                                                   Exhibit 10.73

                               SECURITY AGREEMENT

                  SECURITY AGREEMENT, dated as of August 31, 2001, made by HANOVER EQUIPMENT TRUST 2001B, a Delaware business trust (the "Lessor"), in favor of WILMINGTON TRUST FSB, as Collateral Agent (in such capacity, the "Collateral Agent") under the Indenture dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Indenture") among the Lessor, Indenture Trustee and the Subsidiary Guarantors, and under the Participation Agreement (as defined below), for the first priority benefit of the Securityholders and the second priority benefit of the Certificate Holders.

                              Preliminary Statement

                  A. Pursuant to the Indenture, the Securityholders have agreed to make an advance to the Lessor in an aggregate amount not to exceed $250,000,000 upon the terms and subject to the conditions set forth therein, to be evidenced by the Securities issued by the Lessor under the Indenture.

                  B. Pursuant to the Trust Agreement and the Participation Agreement, the Certificate Holders have agreed to make the Certificate Holder Contribution to the Lessor in an aggregate amount not to exceed $7,750,000, upon the terms and subject to the conditions set forth therein, to be evidenced by the Certificates issued by the Lessor under the Trust Agreement.

                  C. It is a condition, among others, to the obligations of the Securityholders to purchase the Securities and the Certificate Holders to make the Certificate Holder Contribution to the Lessor that the Lessor shall have executed and delivered this Security Agreement for the ratable benefit of, first, the Securityholders and, thereafter, the Certificate Holders, as provided in the Indenture.

                  NOW, THEREFORE, in consideration of the premises and to induce the Indenture Trustee to enter the Indenture and the Securityholders to purchase the Securities and the Certificate Holders to make the Certificate Holder Contributions to Lessor, the Lessor hereby agrees with the Collateral Agent, for the ratable benefit of first, the Securityholders and, thereafter, the Certificate Holders, as follows:

         1. Defined Terms.

                  1.1. Definitions. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings, and this Agreement shall be interpreted in accordance with the rules of usage, set forth in Annex A attached to the Participation Agreement dated as of the date hereof among the Lessee, the Lessor, the Certificate Holders, the Guarantors, the Indenture Trustee, the Collateral Agent and the Trust Company, and the following terms shall have the following meanings:

                  "Agreement": this Security Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Code": the Uniform Commercial Code as from time to time in effect in the State of Delaware.

                  "Collateral": as defined in Section 2.

                  "Equipment": the equipment set forth on Schedule 1 annexed hereto, any Replacement Equipment which is made subject to the Lien granted by this Agreement pursuant to a Security Agreement Supplement, and all other tangible personal property now or hereafter acquired by the Lessor, together with any and all accessions, additions, improvements, substitutions and replacements thereto and therefor.

                  "Obligations": shall mean the Guaranteed Obligations.

                  "Proceeds": as defined in the Code.

                  "Security Agreement Supplement": the form attached as
                   Exhibit A.

         2. Grant of Security Interest. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, the Lessor hereby grants to the Collateral Agent for the ratable benefit of, first, the Securityholders, and thereafter, the Certificate Holders, a security interest in all of its respective right, title and interest, whether the same be goods, fixtures, equipment, general intangibles, accounts or chattel paper, in and to (a) the Equipment, (b) rights and interests of the Lessor pursuant to the Lease, the rents thereunder and the Hanover Guarantee, (c) all books and records pertaining to the foregoing, (d) all warranties and guarantees given by any Person with respect to any of the foregoing, as well as all choses in action, claims, and causes of action arising from any breach thereof, and (e) to the extent not otherwise included, all Proceeds and products of the foregoing, in each case whether now existing or hereafter acquired (collectively, the "Collateral"), subject to the rights of the Lessee under the Lease, so long as no Lease Event of Default has occurred and is continuing.

         3. Representations and Warranties.

         3.1. Equipment. The Lessor hereby represents and warrants that, the Equipment will be kept at the locations listed on Schedule 1 subject only to the Lessee's rights to relocate the Equipment as provided for in the Operative Agreements.

         3.2. Chief Executive Office, etc. The Lessor hereby represents and warrants that (i) the Lessor's chief place of business, chief executive office and office where the documents, accounts and records related to the Collateral are kept is located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention: Corporate Trust Administration, (ii) the Lessor is organized in the State of Delaware, (iii) the Lessor's legal name is Hanover Equipment Trust 2001B and (iv) the Lessor is organized as a Delaware business trust.

         3.3. Farm Products. The Lessor hereby represents and warrants that none of the Collateral constitutes, or is the Proceeds of, Farm Products.

         4. Covenants. From and after the date of this Agreement until the Obligations shall have been paid in full:

         4.1. Further Documentation. At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of the Lessor, the Lessor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Collateral Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the security interests created hereby.

         4.2. Changes in Locations. (a) Except with respect to the rights of the Lessee under the Operative Agreements, the Lessor will not permit any of the Equipment to be kept at a location other than those listed on Schedule 1; and

         (b) The Lessor will not change the location of its chief executive offices from that specified in Section 3.2.

         4.3. Change in Name, etc. The Lessor will not change its name, identity, type of organization or structure, unless the Lessor shall have given the Collateral Agent at least 30 days' prior written notice of such change.

         4.4. Equipment Modifications and Improvements. In the event any modifications or additions are made the title to which becomes vested in the Lessor, such modifications or additions shall be deemed to be a part of the Equipment and covered by the security interest of the Security Documents. Any of the modifications or additions which were constructed by or on behalf of the Lessor shall be deemed to be a part of the Equipment and covered by the security interest of the Security Documents.

         5. Remedies.

         5.1. Code Remedies. If an Indenture Event of Default shall occur and be continuing, the Collateral Agent, on behalf of the Securityholders and the Certificate Holders, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law or as referred to below) to or upon the Lessor, the Lessee or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived to the extent permitted by law), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give an option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Collateral Agent or any Securityholder or Certificate Holder or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk, but subject to the rights of the Lessee under the Lease so long as no Lease Event of Default shall have occurred and be continuing. The Collateral Agent and/or any Securityholder and/or Certificate Holder shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Lessor, which right or equity is hereby waived or released to the extent permitted by law. Subject to the Lessee's rights under the Lease, if any, the Lessor further agrees, at the Collateral Agent's request, to assemble the Collateral and make it available to the Collateral Agent at places that the Collateral Agent shall reasonably select. The Collateral Agent shall apply the net proceeds of any action taken by it pursuant to this subsection, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Collateral Agent, the Securityholders and the Certificate Holders hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in accordance with Section 7.13 of the Indenture, and only after such application and after the payment by the Collateral Agent of any other amount required by any provision of law, including, without limitation, Section 9-615(a) of the Code, need the Collateral Agent account for the surplus, if any, to the Lessor. To the extent permitted by applicable law, the Lessor waives all claims, damages and demands it may acquire against the Collateral Agent or any Securityholder or Certificate Holder arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Collateral Agent agrees that if it shall proceed to foreclose the Lien of this Agreement, it shall, to the extent that it is entitled to do so hereunder and under the other Operative Agreements, and is not then stayed or prevented from doing so by law or otherwise, proceed (to the extent it has not already done so) to exercise one or more of the significant possessory remedies referred to in the Lease (as it shall determine in its sole good faith discretion).

         6. Collateral Agent's Appointment as Attorney-in-Fact; Collateral Agent's Performance of Obligations.

         6.1. Powers. The Lessor hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Lessor and in the name of the Lessor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, the Lessor hereby gives the Collateral Agent the power and right, on behalf of the Lessor, without notice to or assent by the Lessor, to do any or all of the following:

                  (a) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of the Lease and pay all or any part of the premiums therefor and the costs thereof;

                  (b) execute, in connection with any sale provided for in
         Section 5.1, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

                  (c) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (2) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (3) defend any suit, action or proceeding brought against the Lessor with respect to any Collateral; (4) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, to give such discharges or releases as the Collateral Agent may deem appropriate; and (5) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and do, at the Collateral Agent's option and the Lessor's expense, at any time, or from time to time, all acts and things which the Collateral Agent deems necessary to protect, preserve or realize upon the Collateral and the Collateral Agent's and the Securityholders' and Collateral Holders' security interests therein and to effect the intent of this Agreement, all as fully and effectively as the Lessor might do.

         Anything in this subsection to the contrary notwithstanding, the Collateral Agent agrees that it will not exercise any rights under the power of attorney provided for in this subsection unless a Indenture Event of Default shall have occurred and be continuing.

         6.2. Performance by Collateral Agent of Lessor's Obligations. If the Lessor fails to perform or comply with any of its agreements contained herein, the Collateral Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

         6.3. Lessor's Reimbursement Obligation. The expenses of the Collateral Agent incurred in connection with actions undertaken as provided in this Section, together with interest thereon after an Indenture Event of Default at the Overdue Rate from the date of payment by the Collateral Agent to the date reimbursed by the Lessor, shall be payable by the Lessor to the Collateral Agent on demand.

         6.4. Ratification; Power Coupled With An Interest. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

         7. Duty of Collateral Agent. The Collateral Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise to the extent permitted by law, shall be to deal with it in the same manner as the Collateral Agent deals with similar property for its own account. None of the Collateral Agent, any Securityholder, any Certificate Holder nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Lessor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Collateral Agent, the Securityholders and the Certificate Holders hereunder are solely to protect the Collateral Agent's, the Securityholders' and the Certificate Holders' interests in the

Collateral and shall not impose any duty upon the Collateral Agent, any Securityholder or any Certificate Holder to exercise any such powers. None of the Collateral Agent, the Securityholders, the Certificate Holders nor any of their officers, directors, employees or agents shall be responsible to the Lessor for any act or failure to act hereunder, except for the negligence or willful misconduct of the Collateral Agent, any Securityholder, any Certificate Holder or any of their officers, directors, employees or agents.

         8. Execution of Financing Statements. Pursuant to and to the extent permitted by Section 9-502 of the Code, the Lessor authorizes the Collateral Agent to file financing statements with respect to the Collateral without the signature of the Lessor in such form and in such filing offices as the Collateral Agent reasonably determines appropriate to perfect the security interests of the Collateral Agent under this Agreement.

         9. Authority of Collateral Agent. The Lessor acknowledges that the rights and responsibilities of the Collateral Agent under this Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Collateral Agent and the Securityholders and the Certificate Holders, be governed by the Indenture, the Participation Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and the Lessor, the Collateral Agent shall be conclusively presumed to be acting as agent for the Securityholders and the Certificate Holders with full and valid authority so to act or refrain from acting, and the Lessor shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

         10. Notices. Unless otherwise specifically provided herein, all notices, requests and demands required or permitted by the terms hereof to be given to any person shall be given pursuant to and in accordance with Section
14.3 of the Participation Agreement.

         11. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         12. Amendments in Writing; Cumulative Remedies.

         12.1. Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Lessor and the Collateral Agent, provided that any provision of this Agreement imposing obligations on the Lessor may be waived by the Collateral Agent in a written instrument executed by the Collateral Agent.

         12.2. Remedies Cumulative. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law. The failure of the Collateral Agent to exercise the rights granted hereunder upon any Indenture Event of Default shall not constitute a waiver of any such right upon the continuation or reoccurrence of any such Indenture Event of Default.

         13. Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         14. Successors and Assigns. This Agreement shall be binding upon the successors and assigns the Lessor and shall inure to the benefit of the Collateral Agent, the Securityholders, the Certificate Holders and their successors and permitted assigns.

         15. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE.

         16. Obligations Are Without Recourse. Anything in this Agreement to the contrary notwithstanding, the Lessor's liability hereunder shall be limited as provided in Section 9.8 of the Indenture.

         17. Counterparts. This Agreement may be executed in any number of separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned has caused this Security Agreement to be duly executed and delivered as of the date first above written.

                                       HANOVER EQUIPMENT TRUST 2001B

                                       By: Wilmington Trust Company, not
                                       individually but solely as Trustee


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                                                      Schedule 1

                                    EQUIPMENT

                                                                       EXHIBIT A

                      SECURITY AGREEMENT SUPPLEMENT NO.
                                                       -------

                  THIS SECURITY AGREEMENT SUPPLEMENT NO.    (the "Security
                                                        ---
Agreement Supplement") dated as of             , 2001, to the Security
                                   -------- --
Agreement, dated as of              , 2001 (as the same may be further amended,
                       -------- --
supplemented or otherwise modified from time to time, the "Security Agreement") made by HANOVER EQUIPMENT TRUST 2001B, a Delaware business trust, (the "Lessor"), in favor of WILMINGTON TRUST FSB, as Collateral Agent (in such capacity, the "Collateral Agent") under the Indenture dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Indenture") among the Lessor, Indenture Trustee and the Subsidiary Guarantors, and under the Participation Agreement (as defined below), for the first priority benefit of the Securityholders and the second priority benefit of the Certificate Holders

                  WHEREAS, the Lessor has previously executed and delivered the Security Agreement to grant to the Collateral Agent, for the ratable benefit of, first, the Securityholders and, thereafter, the Certificate Holders, a security interest in the collateral described therein; and

                  WHEREAS, pursuant to the Security Agreement, the Lessor has agreed to execute and deliver this Security Agreement Supplement No. for the
                                                                    --
ratable benefit of the Securityholders and the Certificate Holders.

                  NOW, THEREFORE, in consideration of the premises and to induce the Securityholders to make their respective Advances to the Lessor and the Certificate Holders to make the Certificate Holder Contribution to Lessor, the Lessor hereby agrees with the Collateral Agent, for the ratable benefit of, first, the Securityholders and, thereafter, the Certificate Holders, as follows:

         1. Definitions; Rules of Usage. For purposes of this Security Agreement Supplement, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Security Agreement.

         2. Grant of Security Interest in the Replacement Equipment. As collateral security, in addition to that referred to in the Security Agreement, for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, the Lessor hereby grants to the Collateral Agent for the ratable benefit of, first, the Securityholders and, thereafter, the Certificate Holders, a security interest in all of its respective right, title and interest, whether the same be goods, fixtures, equipment, general intangibles, accounts or chattel paper in and to
(a) the Equipment listed on Schedule I hereto (the "Replacement Equipment"), (b) rights and interests of the Lessor pursuant to Lease Supplement No. _, (c) all books and records pertaining to the foregoing, (d) all warranties and guarantees given by any Person with respect to any of the foregoing, as well as all choses in action, claims, and causes of action arising from any breach thereof, and (e) to the extent not otherwise included, all Proceeds and products of the foregoing, in each case whether now existing or hereafter acquired (collectively, the "Collateral"), subject to the rights of the Lessee under the Lease, so long as no Lease Event of Default has occurred and is continuing. Effective upon the execution and delivery of this Security Agreement Supplement by the Lessor, the Replacement

Equipment shall be subject to the terms and provisions of the Security Agreement and shall be deemed to constitute Equipment for all purposes with respect to the Security Agreement.

         3. Ratification. Except as specifically modified hereby, the terms and provisions of the Security Agreement are hereby ratified and confirmed and remain in full force and effect.

         4. GOVERNING LAW. THIS SECURITY AGREEMENT SUPPLEMENT HAS BEEN DELIVERED IN, AND SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THIS STATE OF DELAWARE APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

         5. Counterpart Execution. This Security Agreement Supplement may be executed in any number of counterparts and by each of the parties hereto in separate counterparts, all such counterparts together constituting but one and the same instrument.

                  IN WITNESS WHEREOF, the undersigned has caused this Security
Agreement Supplement No.__   be duly executed and delivered as of the date first
above written.

                                       HANOVER EQUIPMENT TRUST 2001B

                                       By:  Wilmington Trust Company, not in its
                                            individual capacity but solely as
                                            Trustee


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                JOINDER OF LESSEE



                  HANOVER COMPRESSION LIMITED PARTNERSHIP, a Delaware corporation ("Lessee") hereby joins in the Security Agreement dated as of August 31, 2001 made by HANOVER EQUIPMENT TRUST 2001B, as the Lessor in favor of WILMINGTON TRUST FSB, as the Collateral Agent for, first, the Securityholders, and thereafter, the Certificate Holders (the "Security Agreement") in order to, and HEREBY GRANTS TO THE COLLATERAL AGENT FOR THE RATABLE BENEFIT OF FIRST, THE SECURITYHOLDERS AND, THEREAFTER, THE CERTIFICATE HOLDERS, A SECURITY INTEREST IN all of its right, title and interest, if any, in and to the Collateral for the purpose of securing the Guaranteed Obligations. Lessee acknowledges and agrees that, upon the occurrence of an Indenture Event of Default and subject to the terms of the Lease, the Collateral Agent on behalf of, first, the Securityholders and, thereafter, the Certificate Holders, shall have the right to exercise any and all of its remedies hereunder as against the Collateral.

                  Lessee expressly agrees that the rights of the Collateral Agent, the Securityholders and the Certificate Holders under the Security Agreement shall in no way be affected or impaired by reason of the occurrence of any of the following events: (i) the waiver by the Collateral Agent, the Securityholders or the Certificate Holders of the performance or observance by the Lessor, Lessee or any other party of any terms of the Operative Agreements;
(ii) the extension, in whole or in part, of the time for payment by the Lessor of any sums owing or payable under the Operative Agreements; (iii) any failure, delay or inability of the Collateral Agent, the Securityholders or the Certificate Holders in enforcing any remedies or any other provisions under the Operative Agreements; (iv) the occurrence of any event described in Section 5.1 of the Indenture; or (v) the inability of the Lessor to perform (or the release of the Lessor's performance) under the Operative Agreements due to any Legal Requirement. Notwithstanding the foregoing, Lessee shall not have any personal liability under this Security Agreement and Joinder in excess of its personal liability under the Guaranty and the other Operative Agreements.

                  This Joinder shall be considered part of the Security Agreement to which it is attached, and all references in the Operative Agreements to the Security Agreement shall mean the Security Agreement together with this Joinder.

                  All capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Security Agreement.

                  This Joinder has been duly executed by Lessee as of August 31, 2001.


                                       HANOVER COMPRESSION LIMITED PARTNERSHIP


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title: